Exhibit 10(b)

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Term Sheet (the “Term Sheet”) for Modification of certain terms of the Pellet Sale and

Purchase Agreements by and between Cliffs and Severstal

Dated and Effective June 15, 2009

1. Parties and Pellet Agreements:

Cliffs Sales Company (“Cliffs Sales”), The Cleveland-Cliffs Iron Company (“Cliffs Iron”), Cliffs Mining Company (“Cliffs Mining” and together with Cliff Sales and Cliffs Iron, “Cliffs”), have agreed to sell iron ore pellets and other related products to Severstal North America, Inc. (“SNA” or “Severstal”) and Severstal has agreed to purchase such iron ore pellets and related products from Cliffs pursuant to the various agreements.

Dearborn Agreement: Specifically, in connection therewith, Cliffs and SNA are parties to that certain Amended and Restated Pellet Sale and Purchase Agreement dated January 1, 2006 (the “Dearborn Pellet Agreement”), as amended by the April 29, 2008 Term Sheet for Amendment and Extension of the Amended and Restated Pellet Sale and Purchase Agreement (the “April Term Sheet”), Term Sheet for Modification of Certain Terms of Pellet Sale and Purchase Agreement by and between Cliffs and Severstal dated and effective December 15, 2008 (the “December 2008 Term Sheet”) and together with the April Term Sheet and the Dearborn Pellet Agreement, the “Dearborn Agreement”) related to the sale and purchase of Flux Pellets1 to and for SNA’s Dearborn, Michigan facility (“Dearborn”).

Sparrows Agreement: SNA and Cliffs Sales are parties to that certain Agreement for Sale of Reclaimed Iron Ore Units dated May 21, 2008 as modified by the December 2008 Term Sheet (the “Sparrows Agreement”) related to the sale and purchase of Iron Units to and for Severstal’s Sparrows Point, Maryland facility (“Sparrows”).

2. Purpose:

By virtue of this Term Sheet, the Dearborn Agreement and the Sparrows Agreement are hereby modified, but only to the extent that terms of this Term Sheet are inconsistent with the terms of the Dearborn Agreement and the Sparrows Agreement. All other terms and conditions as detailed in these Agreements remain in full force and effect.

[1]	All capitalized terms not herein defined shall have the same meaning as set forth in the relevant Dearborn Agreement or Sparrows Agreement, as the case may be.

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

3. Dearborn Agreement:

For the year 2009, Cliffs and SNA hereby agree that the 2009 Annual Nomination for Dearborn shall be reduced by **** tons (the “Waived Tonnage”) to **** tons from **** tons of **** Pellets provided that SNA timely complies with all of SNA’s obligations to Cliffs under this Term Sheet and the Dearborn Agreement and the Sparrows Agreement. Such tonnage to be purchased hereunder shall be priced at $**** per gross ton (U.S. $**** per gross ton iron unit at an expected natural iron content of ****%) f.o.b. Port of Marquette, Michigan and shall be paid for by wire transfer of immediately available funds as follows:

Tonnage	Payment	Pre-paid Credit	Net Payment	Payment Date

****	****	****	****	****

SNA maintains the same remedies if Flux Pellets fail to meet the required iron content as set forth Dearborn Agreement. The remaining tonnage of the 2009 Annual Nomination is to be priced in accordance with Paragraph 4A of this Term Sheet. SNA shall have no further right to modify the 2009 Annual Nomination.

4.	SNA hereby agrees to satisfy its payment obligations under the Sparrows Agreement by:

A. Purchasing **** tons of **** Pellets at $**** per gross ton f.o.b. **** Mine for consumption at Dearborn and paying for such pellets as follows:

Tonnage Purchased	Payment Amount	Payment Date

****	****	****

Cliffs agrees that such tonnage will possess iron content and pellet quality consistent with the Tilden Pellets as required in the Dearborn Agreement.

B. Upon ****, SNA shall purchase the **** pursuant to the Sparrows Agreement, provided Cliffs Sales shall deliver no more than **** tons of ****. The price shall be at a then fair market price delivered to Sparrows (with freight at the expense of Cliffs from the ****) and shall be taken within one year of ****. Sparrows will purchase this volume on an as needed basis, to the extent not previously sold to third parties by Cliffs Sales, on net 30 day terms from the date of shipment.

5. ****

The **** (as defined in the April Term Sheet) due in 2009 in the amount of $**** shall be restructured as $**** (the “Current Component”) and $**** (the “Deferred Component”), each payable by wire transfer of immediately available funds as described below:

A. (i) The **** Current Component shall be paid as follows:

Principal Payment	Due on or before

****	****

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

B. (i) The **** Deferred Component shall be paid as follows:

Principal Payment	Due on or before

****	****

(ii) Interest shall accrue on the Cumulative Deferral Balance, which is defined as the cumulative difference between the **** in the Dearborn Agreement and the payment schedule for the Current Component and the Deferred Component in the Term Sheet beginning on June 15, 2009 at the higher of ****% or the Prime Rate, plus **** basis points. Such interest shall be paid by SNA to Cliffs on or before the last business day of each calendar quarter beginning September 2009 and continue until the principal balance of the Deferred Component has been paid in full. The schedule below shows the calculation of the Cumulative Deferral Balance to which interest, provided all principal and interest payments are made in full and on time, is to be applied:

Start Date	End Date	Scheduled ****	Revised ****.	Deferral	Cumulative Def. Balance

****	****	****	****	****	****

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

6. Default Remedies

A. In the event that SNA fails to fully and timely perform and comply with each of SNA’s obligations under this Term Sheet, Cliffs shall retain all rights and remedies available under this Term Sheet and the Dearborn Agreement and/or applicable law, including without limitation:

1. The right of Cliffs to suspend performance under either the Dearborn Agreement;

2. The right to set off, offset or recoup obligations owed by Cliffs to Severstal against obligations owed by Severstal to Cliffs;

3. The right, at Cliffs’ option, to require SNA to purchase and pay for the Waived Tonnage (or such portion thereof as Cliffs elects in its sole discretion) from Cliffs at the price of $**** per ton; and

4. Any unpaid portion of the Current Amount or the Deferred Amount shall automatically accelerate and be immediately due and payable and bear interest at a default rate of the higher of ****% or the Prime Rate plus **** basis points until it is paid in full.

B. In addition to the foregoing, in the event that prior to the earlier of December 31 2013 and the satisfaction by SNA of its obligations under this Term Sheet, there is a material failure by SNA to perform and comply with an obligation pursuant to the Dearborn Agreement (as modified by this and other Term Sheets or Amendments), Cliffs shall retain all rights and remedies available under the Dearborn Agreement prior to its amendment by this Term Sheet and/or applicable law in addition to the following rights and remedies:

1. The right to require SNA to purchase and pay for the Waived Tonnage (or such portion thereof as Cliffs elects in its sole discretion) from Cliffs at the price of $**** per ton; and/or

2. Any unpaid portion of the Current Amount or the Deferred Amount shall automatically accelerate and be immediately due and payable and bear interest at a default rate of the higher of ****% or the Prime Rate plus **** basis points until it is paid in full.

7. Delivery:	A. SNA shall provide shipping schedules to Cliffs for the pellets to be purchased hereunder by July 1, 2009. SNA will provide periodic updates to the shipping schedules, as necessary.

B. Title shall transfer upon receipt of payment. Title retention/security interest documentation shall otherwise remain the same as set forth in the Dearborn Agreement and the Sparrows Agreement under which the particular pellets are being purchased.

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

8. Confidentiality:

Cliffs and Severstal each agree that the terms of this Term Sheet shall remain confidential in accordance with Section 20 of the Dearborn Agreement, and the confidentiality provisions contained in the Sparrows Agreement.

Cliff Sales Company	Severstal North America, Inc.

By: /s/ William R. Calfee Title: Executive V.P.—Commercial Date: June 19, 2009	By: Title: Vice President Purchasing Date: June 19, 2009

The Cleveland-Cliffs Iron Company

By: /s/ William R. Calfee Title: Executive V.P.—Commercial Date: June 19, 2009

Cliffs Mining Company

By: /s/ William R. Calfee Title: Executive V.P.—Commercial Date: June 19, 2009

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